                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  Information Required in Information Statement

                            Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                        Davis International Series, Inc.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      ---------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
       5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:


CONTENTS

1.    Information Statement and  Notice of Special Meeting of Shareholders

2.    Appendices

      Appendix A: Eligible Votes, Directors, Officers and Large Shareholders Appendix B: Officers of Davis International Series, Inc. and Marcstone Capital Management, L.P.
      Appendix C: New Sub-Advisory Agreement

DRAFT 10/16/02
                                   INFORMATION
                                    STATEMENT

             INFORMATION STATEMENT AND NOTICE OF SPECIAL MEETING OF
                                  SHAREHOLDERS
             OF DAVIS INTERNATIONAL TOTAL RETURN FUND TO BE HELD ON
                                DECEMBER 22, 2002

                        DAVIS INTERNATIONAL SERIES, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279
--------------------------------------------------------------------------------

PURPOSE OF THIS INFORMATION STATEMENT

This Information Statement is being furnished to shareholders of Davis International Total Return Fund, an authorized series of Davis International Series, Inc. ("Fund"), to inform them of a Special Meeting of Shareholders. The meeting will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 22, 2002, beginning at 9 a.m. Pacific Time. This Information Statement is first being mailed to shareholders on or about December 2, 2002. Shareholders will vote on the following proposal:

TO APPROVE A NEW SUB-ADVISORY AGREEMENT. Shareholders are being asked to approve the New Sub-Advisory Agreement with Marcstone Capital Management, L.P.

Davis Selected Advisers, L.P. ("Davis Advisors") pays all sub-advisory fees. Approval of the sub-advisory agreement will not effect the fees which the Fund pays.

NO SOLICITATION OF PROXIES

The officers and affiliates of Davis Advisors who own a controlling majority of the Fund's eligible vote intend to vote to approve the proposal described in this Information Statement. No proxies will be solicited. The cost of distributing this Information Statement and holding the shareholder meeting (including reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of Fund shares) will be paid by Davis Advisors.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL:
--------------------------------------------------------------------------------
TO APPROVE OF THE NEW SUB-ADVISORY AGREEMENT WITH
MARCSTONE CAPITAL MANAGEMENT, INC.

The directors, including the Independent Directors, have approved and recommended that shareholders approve a New Sub-Advisory Agreement between Marcstone Capital Management, L.P. and Davis Advisors to provide services to the Fund ("New Sub-Advisory Agreement"). The officers and affiliates of Davis Advisors who own a controlling majority of the Fund's eligible vote intend to vote to approve the proposal described in this Information Statement.

EXISTING ADVISORY AND SUB-ADVISORY RELATIONSHIPS. Davis Advisors serves as investment adviser to the Fund. Davis Selected Advises -NY, Inc. (a wholly owned subsidiary of Davis Advisors whose fees are paid by Davis Advisors and not the
Fund) serves as a sub-adviser to the Fund. The Fund's agreements with Davis Advisors and with Davis Advisers -NY, Inc. (both dated January 1, 2001) were last approved by shareholders on December 1, 2000, when Christopher C. Davis purchased a controlling interest in Davis Advisors.. Approval of the proposed sub-advisory agreement with Marcstone Capital Management, L.P. will not effect the Fund's relationship with Davis Advisors or Davis Selected Advisers-NY, Inc.

Fiduciary International, Inc., a wholly owned subsidiary of Fiduciary Trust Company International, with principal offices at 600 Fifth Avenue New York City, NY 10020, currently serves as a sub-adviser to the Fund and manages the Fund's day-to-day investment operations. The Fund's sub-advisory agreement with Fiduciary International, Inc. (dated April 10, 2001) was last approved by shareholders on February 23, 2001, when Franklin Resources, Inc. acquired control of Fiduciary Trust Company International. When approved, Marcstone Capital Management, L.P. will assume responsibility for managing the Fund's day-to-day investment operations.

MARCSTONE CAPITAL MANAGEMENT, L.P. Marcstone Capital Management, L.P. is a Delaware limited partnership which maintains its principal place of business at 153 East 53rd Street, Suite 5900, New York, New York 10022. The general partner of Marcstone Capital Management, L.P. is Marcstone Capital Management, LLC, an entity controlled by David Marcus. . Marcstone Capital Management, L.P. currently serves as investment adviser for three domestic investment partnerships, commonly referred to as "hedge funds," and two offshore funds, commonly referred to as "offshore funds." Marcstone Group, LLC serves as the general partner of the hedge funds and as the investment manager of the offshore funds. Marcstone Capital Management, L.P. has also agreed to serve as sub-adviser for a new Davis Fund, Davis Global Value Fund. Marcstone Capital Management, L.P. generally pursues a global catalyst driven and value-focused investment strategy. Marcstone Capital Management, L.P. filed an application to become registered with the Securities Exchange Commission in anticipation of serving as sub-adviser to the Fund. Officers of the Fund and of Marcstone Capital Management, L.P. are listed in Appendix B. No director or officer of the Fund owns a direct or indirect interest in Marcstone Capital Management, L.P. All information in this Information Statement concerning Marcstone Capital Management, L.P. has been provided by Marcstone Capital Management, L.P.

DAVID MARCUS, PORTFOLIO MANAGER. When the New Sub-Advisory Agreement is approved, David Marcus will serve as the Fund's portfolio manager together with Jae Chung. Mr. Marcus founded Marcstone Capital Management, L.P. in February 2000. Mr. Marcus is the Senior Portfolio Manager and Managing Partner of Marcstone Capital Management, L.P. Prior to that he was a senior portfolio manager with Franklin Mutual Advisers, LLC from January 1996 through August 1997 and again from October 1997 through February 2000. From August 1997 thorough October 1997 he was a senior portfolio manager with Kingdon Capital Management, LP.

JAE CHUNG, PORTFOLIO MANAGER. When the New Sub-Advisory Agreement is approved, Jae Chung will serve as the Fund's portfolio manager together with David Marcus. Mr. Chung joined Marcstone Capital Management, L.P. in April 2000 as a Portfolio Manager. Prior to that he was a portfolio manager with Franklin Mutual Advisers, LLC from January 1996 through April 2000.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT WITH MARCSTONE CAPITAL MANAGEMENT, L.P. Shareholders are being asked to approve the New Sub-Advisory Agreement with Marcstone Capital Management, L.P. Davis Advisors, its officers and affiliates own a controlling majority of the Fund's eligible vote and intend to vote to approve the New Sub-Advisory Agreement. The material differences between the New Sub-Advisory Agreement and the existing sub-advisory agreement are: (1) a different sub-adviser; (2) a renegotiated sub-advisory fee which is paid by Davis Advisors and not the Fund (approval of the new sub-advisory agreement will not affect the fees which the Fund pays); and (3) renegotiated indemnification provisions (see the New Sub-Advisory Agreement attached as Appendix C). The following discussion of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix C.

Under the New Sub-Advisory Agreement, Marcstone Capital Management, L.P. agrees to act as the investment sub-adviser for the Fund and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the board of directors and Davis Advisors. Marcstone Capital Management, L.P. is responsible for complying with the Fund's stated policies and applicable laws. As payment for its services, Davis Advisors will pay Marcstone Capital Management, L.P. an amount equal to one-half of the contractual management fee which it receives for providing investment advisory services to the Fund. Davis Advisors, not the Fund, will pay all the fees of Marcstone Capital Management, L.P. The New Sub-Advisory Agreement will not affect the fees paid by the Fund. Under the existing sub-advisory agreement, Davis Advisors paid Fiduciary International, Inc. a monthly rate equal to: 1/12 of 0.50% of the first $250 million in net assets, 1/12 of 0.45% of the next $250 million of net assets, and 1/12 of 0.40% of the net assets in excess of $500 million. For the fiscal year ended September 30, 2002, Davis Advisors paid Fiduciary International, Inc. a total of $77,590 for its sub-advisory services. For the fiscal year ended September 30, 2002, the Fund paid Davis Advisors a total of $155,177 in advisory fees and $22,936 in service fees (including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Advisory and service fees paid to Davis Advisors will not be affected by approval of the sub-advisory agreement with Marcstone Capital Management, L.P.)

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, Marcstone Capital Management, L.P. will not be subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The New Sub-Advisory Agreement shall become effective on the later February 1, 2003, or the first business day after the date this Agreement is approved in accordance with the 1940 Act. Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period of two years. Thereafter, subject to the termination provisions, the New Sub-Advisory Agreement shall continue in force from year to year as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. If the continuation of the New Sub-Advisory Agreement is not approved, Marcstone Capital Management, L.P. may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

If for some unforeseen reason the New Sub-Advisory Agreement is not approved at the meeting of shareholders, the Board of Directors will consider other options, including continuation of the current sub-advisory agreement with Fiduciary International, Inc. The current sub-advisory agreement was last presented to shareholders for approval on February 23, 2001, because of a change of control at Fiduciary International, Inc.

MATTERS CONSIDERED BY THE DIRECTORS. On September 10, 2002, the directors, including all of the Independent Directors, held an in-person meeting in which they discussed Marcstone Capital Management, L.P. and the New Sub-Advisory Agreement. Subject to receiving satisfactory answers to additional questions, the Directors, including all of the Independent Directors, approved the New Sub-Advisory Agreement to take effect following approval by shareholders. The Directors also called for a meeting of shareholders to approve the New Sub-Advisory Agreement. The Directors received satisfactory answers to their additional questions and gave final approval of the sub-advisory agreement on December 3, 2002.

In its consideration of the New Investment Advisory Agreement, the Directors, including the Independent Directors, did not identify any single factor as all important or controlling, but considered the following factors among others:

     1.    How shareholders would benefit from the change in sub-advisers;
     2. The benefits to be derived by Davis Advisors and Marcstone Capital Management, L.P. from the sub-advisory relationship;
     3. The terms of the sub-advisory agreement and the fairness of the fees;
     4. The differences between the existing and proposed sub-advisory agreements;
     5. The information received from Marcstone Capital Management, L.P. including:
           (i) the nature and quality of the services to be rendered, including investment performance versus an appropriate index;
           (ii)     key personnel, including David Marcus;
           (iii)    operations and financial condition; and
           (iv)     documents including Form ADV Part I and Part II.

Based on their evaluation of all material factors and assisted by the counsel for the Independent Directors, the Directors, and Independent Directors voting separately, concluded that the New Sub-Advisory Agreement is fair and reasonable, and voted to approve it. The Directors, including the Independent Directors, also voted to approve the submission of the New Sub-Advisory Agreement to shareholders.

The officers and affiliates of Davis Advisors who own a controlling majority of the Fund's eligible vote intend to vote to approve the proposal described in this Information Statement.

GENERAL INFORMATION:
--------------------------------------------------------------------------------

CORPORATE ORGANIZATION. The Fund is organized as a Maryland corporation and is registered as a diversified open-end investment management company, commonly known as a mutual fund. Davis International Total Return Fund is currently the only series offered to the general public by the Fund. Davis International Total Return Fund's investment objective is total return through capital growth and/or income. Davis International Total Return Fund pursues this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

WHO MAY VOTE. The current directors have fixed the Record Date as of the close of business on October 1, 2002. Only those shareholders who own shares of the Fund on the close of business on the Record Date are entitled to notice of and to vote at the meeting. The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meeting. The Fund is authorized to issue four Classes of shares (A, B, C and Y), each with different expenses and different net asset values. Appendix A shows the eligible votes, holdings of directors and officers, and shareholders owning more than 5% of any Class of the Fund's shares.

ELIGIBLE VOTE: The holder of each full share of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings.

QUORUM AND VOTING REQUIREMENTS. Record Date shareholders are entitled to vote on the proposal. In order to take action on any proposal (or element of a proposal), a "quorum," or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy. The officers and affiliates of Davis Advisors who own a controlling majority of the Fund's eligible vote intend to vote to approve the proposal described in this Information Statement.

The New Sub-Advisory Agreement with Marcstone Capital Management, L.P. requires approval of a majority of the eligible votes of the Fund as defined by the 1940 Act. A majority of the eligible votes of a Fund is the affirmative vote of the lesser of (i) 67% of such eligible votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund. All four Classes of the Fund's shares will vote on the Proposal.

Because Davis Advisors, its officers and affiliates own a controlling majority of the Fund's eligible vote, a quorum is expected to be present at the meeting. If a quorum is not present at a meeting, or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Davis Funds represented at the meeting.

No proxies are being solicited. However, abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes FOR the Proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposals.

VOTING ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. A shareholder vote may be taken on any other matter to properly come before the meeting prior to such adjournment(s) if sufficient votes to approve such matter have been received and such vote is otherwise appropriate. The directors do not presently know of any matter to be considered at the meeting other than the matters described in this Information Statement.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. The Fund may hold special meetings as required or as deemed desirable by its directors for other purposes, such as: changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for upon the written request of shareholders having at least 25% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in an Information Statement for a future shareholder meeting should send their written submissions to Davis International Series, Inc., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, attention Thomas Tays. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in an information or proxy statement because the proposal must comply with federal securities regulations.

ADDITIONAL COPIES OF THE INFORMATION STATEMENT. Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders. Shareholders may request separate copies of the Information Statement (or multiple shareholder sharing a single address may elect to receive a single copy in the future) by writing the Fund at P.O. Box 8406, Boston, Massachusetts 02266-8406, or calling Davis Funds at 1-800-279-0279.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Davis Funds, P.O. Box 8406, Boston, Massachusetts 02266-8406, or should call Davis Funds at 1-800-279-0279.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Fund in writing, whether other persons are the beneficial owners of the shares for which this Information Statement is being provided and, if so, the number of copies of the Information Statement, Annual Reports or Semiannual Reports you wish to receive in order to supply copies to such owners. Write to Davis International Series, Inc., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

IMPORTANT SERVICE PROVIDERS

DAVIS FUNDS.
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

The Davis Funds include eight funds which are offered to the public:
Davis International Total Return Fund,
Davis New York Venture Fund,
Davis Opportunity Fund,
Davis Financial Fund,
Davis Real Estate Fund,
Davis Convertible Securities Fund,
Davis Government Bond Fund, and
Davis Government Money Market Fund.

ADVISER. Davis Selected Advisers, L.P ("Davis Advisors"),
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.
Davis Selected Advisers -NY, Inc., 609 Fifth Avenue, New York, New York 10017, a wholly owned subsidiary of Davis Advisors also provides sub-advisory services to the Fund. Davis Advisors pays all of Davis Selected Advisers - NY, Inc.'s advisory fees.

PROPOSED SUB-ADVISER. Marcstone Capital Management, L.P.
153 East 53rd Street, Suite 5900, New York, NY  10022

PRINCIPAL UNDERWRITER. Davis Distributors, LLC
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

INDEPENDENT ACCOUNTANTS. KPMG LLP
707 17th Street, Suite 2300
Denver, CO 80202

COUNSEL. D'Ancona & Pflaum
111 East Wacker Drive, Suite 2200
Chicago, Ill 60601

CUSTODIAN. State Street Bank and Trust Company
c/o Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

TRANSFER AGENT. Boston Financial Data Services
66 Brooks Drive
Braintree, MA  02184


By order of the board of directors


---------------------------------------
Thomas Tays, Secretary


--------------------------------------------------------------------------------
LIST OF APPENDICES

APPENDIX A:    Eligible Votes, Directors, Officers and Large Shareholders

APPENDIX B:    Officers of Davis International Series, Inc. and Marcstone
               Capital Management, L.P.

APPENDIX C:    New Sub-Advisory Agreement

APPENDIX A:
--------------------------------------------------------------------------------
ELIGIBLE VOTES  DIRECTORS, OFFICERS, AND LARGE SHAREHOLDERS

ELIGIBLE VOTES
as of October 1, 2002

The holder of each full share outstanding as of the close of business on Record Date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meeting.

         FUND                CLASS A           CLASS B          CLASS C        CLASS Y          TOTAL
------------------------ ---------------- ------------------ -------------- -------------- -----------------
DAVIS INTERNATIONAL         11,182,687        1,546,715          183,764          510          12,908,676
TOTAL RETURN FUND

DIRECTORS AND OFFICERS
as of October 1, 2002

At the close of business on the Record Date, Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares except as follows:

  DAVIS INTERNATIONAL        CLASS A           CLASS B          CLASS C        CLASS Y          TOTAL
  TOTAL RETURN FUND
------------------------ ---------------- ------------------ -------------- -------------- -----------------
DIRECTORS AND OFFICERS         1.04%              NA               NA             NA             1.04%

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY CLASS as of October 1, 2002

The following table sets forth the name and holdings of any person(s) known by the Davis Funds to be a record owner(s) of more than 5% of the outstanding shares of any Class of the Fund as of October 1, 2002. Other than as indicated below, Davis International Series, Inc., is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

                                                                                               VOTING
NAME AND ADDRESS OF SHAREHOLDER                                               % OF CLASS       POWER
                                                                             OUTSTANDING       OWNED
------------------------------------------------------------------------------------------------------------
DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS A SHARES

Shelby Cullom Davis & Co.                                                       68.84%        7,698,594
Investment # 3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021

Davis Selected Advisers, L.P.                                                   5.46%          610,079
Attention: John Gilding
2949 East Elvira Road, Suite 101

                                      A-1

APPENDIX A:
--------------------------------------------------------------------------------
ELIGIBLE VOTES AND LARGE SHAREHOLDERS (CONT.)

Tucson, Arizona  85706

Smith Barney House Account                                                      6.12%          683,907
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                              9.60%          147,945
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

State Street Bank &Trust                                                         6.06%           11,142
Custodian Account
7247 Erica Lane
W Tonquanda, NY 14120-4902

DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS C SHARES

Dean Witter Reynolds                                                            12.51%           22,983
Custodian Account
P.O. Box 250
New York, NY 10008-0250

Merrill Lynch Pierce Fenner & Smith                                             16.23%           29,832
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                                               100%              510
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

APPENDIX B:
--------------------------------------------------------------------------------
OFFICERS OF DAVIS INTERNATIONAL SERIES, INC., AND
MARCSTONE CAPITAL MANAGEMENT, L.P.

                                OFFICERS OF DAVIS INTERNATIONAL SERIES, INC.
               NAME                              BIRTHDATE                             POSITION
----------------------------------- ------------------------------------- -----------------------------------
CHRISTOPHER C. DAVIS(1)                        July 13, 1965              President and
                                                                          Chief Executive Officer

ANDREW A. DAVIS(2)                             June 25, 1963              Vice President

KENNETH C. EICH(3)                            August 14, 1953             Executive Vice President and
                                                                          Principal Executive Officer

SHARRA L. REED(3)                            September 25, 1966           Vice President Treasurer, Chief
                                                                          Financial Officer, Principal
                                                                          Financial Officer and Principal
                                                                          Accounting Officer

THOMAS D. TAYS(3)                              March 7, 1957              Vice President and Secretary

All Officers of the Fund are also officers of Davis Advisors.
The principal occupation of each of the officers is working for Davis Advisors and/or its affiliates.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.
(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.
(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.


                 OFFICERS OF MARCSTONE CAPITAL MANAGEMENT, L.P.

      MARCSTONE CAPITAL MANAGEMENT, L.P. IS ORGANIZED AS A DELAWARE LIMITED
                                  PARTNERSHIP.
                         ITS OFFICERS AND PARTNERS ARE:

          NAME                              POSITION
-------------------------- -----------------------------------------------------
David Marcus               Managing Partner  and Portfolio Manager

Jae Chung                  Limited Partner and Portfolio Manager


Salvatore DiFranco         Limited Partner and Chief Financial Officer
                           .
Marcstone Capital          General Partner, controlled by David Marcus
Management, LLC

Modern Asset Management,   Limited Partner
Inc.

The principal occupation of each of the officers is working for Marcstone Capital Management, L.P., which maintains its principal office (and the office of Marcstone Capital Management LLC) at 153 East 53rd Street, Suite 5900, New York, NY 10022.

APPENDIX C:
--------------------------------------------------------------------------------
NEW SUB-ADVISORY AGREEMENT

                        DAVIS INTERNATIONAL SERIES, INC.

                       MARCSTONE CAPITAL MANAGEMNT, L.P..

                             SUB-ADVISORY AGREEMENT

                                FEBRUARY 1, 2003

Marcstone Capital Management, LP.
153 East 53rd Street
Suite 5900
New York, NY 10022

      Re: Sub-Advisory Agreement for Davis International Total Return Fund, An Authorized Series of Davis International Series, Inc.

Gentlemen:

This is to confirm that Davis Selected Advisers, L.P. ("DSA") is retaining you as Investment Sub-Adviser for the portfolio of the International Total Return Fund (the "Fund") of Davis International Series, Inc. (the "Company").

This letter sets forth the terms and conditions of your retention. If they are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein. The terms and conditions are as follows:

1. Investment Services. You shall act as the Investment Sub-Adviser for the Fund and will manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Directors of the Company, DSA, which serves as Adviser to the Company, and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Company, (b) the prospectus, statement of additional information, and other information set forth in the Fund's registration documents under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), including any supplements thereto, and (c) the Investment Advisory agreement between DSA and the Company (the "Investment Advisory Agreement") in respect to the Fund and the Company's Code of Ethics. You acknowledge that you have received copies of the above documents as in effect on the date of your acceptance of this letter. The undersigned agrees that it will promptly deliver to you any amendments, changes or additions of or to these documents. Without limitation, you agree that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies directed by the Board of Directors of the Company or any committee thereof, that have been provided to you.

2. Independent Contractor. You shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Company, you have no authority to represent the Company or the Fund in any way or otherwise be an agent of the Company or the Fund. You shall also not represent or be the agent of the undersigned except as expressly provided or authorized hereunder, or as authorized by the undersigned in any other writing.

3. Reports and Records. You agree to provide DSA with any reasonable reports, analyses or other documentation DSA requires to carry out its responsibilities under its Investment Advisory Agreement with the Fund, including those related to the placement of security transactions, its administrative responsibilities, and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. You agree, directly or through an agent, to provide daily information with respect to the portfolio transactions of the Fund to DSA. You agree to provide all documentation reasonably required by DSA to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act") and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. You agree that all documents and records maintained by you with respect to the Fund, exclusively relating to the Fund, are the property of the Company and will be surrendered to DSA or the Company upon the request of either. You agree to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of DSA, the Company's Board of Directors or any committee thereof, the Company's independent public accountants, or appropriate regulatory authorities.

4. Make Personnel Available. You agree to make your personnel engaged in activities on behalf of the Fund available at reasonable times for consultations with DSA personnel and the Company's Board of Directors, or any committee thereof, including attendance at their meetings, wherever situated. Travel, meals and lodging expenses for such purposes shall be reimbursed.

5. Facilities, Equipment, and Personnel. You agree to provide office facilities, equipment and personnel for carrying out your duties hereunder at your own expense except as specifically provided hereunder.

6. Standard of Care. We shall expect of you your best judgment in rendering these services to us, and we agree as an inducement to your undertaking the same that you shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

7. Indemnification. You will indemnify and hold harmless DSA, its affiliated persons and the Fund (collectively, the "Indemnified Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of your acts or omissions: (i) causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or Statement of Additional Information or any written guidelines or instruction provided in writing by the Fund's Board of Directors or DSA, (ii)causing the Fund to fail to satisfy the diversification requirements of Subchapter M of the Internal Revenue Code, (iii) your willful misfeasance, bad faith or negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement, or
     (iv)any inaccuracy of any representation of you have made and which was relied upon in drafting federal or state filing or sales literature. However, nothing herein contained will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or negligence in the performance of its duties or reckless disregard of such duties.

     DSA shall indemnify you and hold you harmless to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by you to the extent resulting, in whole or in part, from (i) DSA's willful misfeasance, bad faith or negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement and (ii) any inaccuracy of any representation by DSA which was relied upon in drafting any federal or state filing or sales literature. However, that nothing herein contained will provide indemnity to the you for liability resulting from your own willful misfeasance, bad faith, or negligence in the performance of your duties or reckless disregard of such duties.

     Neither DSA nor you shall be obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, such consent not to be unreasonably withheld.

8. Compensation. DSA shall pay you a portion of the fee it receives from the Company with respect to the Fund under the Investment Advisory Agreement based upon the attached fee schedule, and shall reimburse expenses expressly approved for reimbursement by DSA. You agree that neither the Company nor the Fund is responsible for paying your sub-advisory fees. Payment for your services and reimbursement of expenses approved by DSA shall be made monthly.

9 Effective Date. This Agreement shall become effective on the later of February 1, 2003, or the first business day after the date this Agreement is approved in accordance with the 1940 Act. Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period of two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, you may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

10. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without penalty at any time (a) upon sixty (60) days' written notice to you by DSA, or upon such sixty (60) days' written notice to you by the Company pursuant to action by the Board of Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) or more days' written notice by you to DSA and the Company. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect your right to receive payments of the unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination.

11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

12. Choice of Law. This Agreement shall be construed according to the laws of the State of New York. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

Yours very truly,

Davis Selected Advisers, L.P., by
Davis Investments, LLC, General Partner

_______________________________



ACCEPTED AND APPROVED this 1st day of February, 2003.

Marcstone Capital Management, LP.

By ___________________________________

SUB-ADVISORY FEE SCHEDULE FOR
                        Marcstone Capital Management, LP.

Davis Selected Advisers, L.P. shall pay to Marcstone Capital Management, L.P. an amount equal to one-half of the contractual management fee which it receives for providing investment advisory services to Davis International Total Return Fund. The contractual management fee which Davis Selected Advisers, L.P. receives is subject to change, and if changed, the sub-advisory fees paid to Marcstone Capital Management, L.P. will also change.